UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way Thomasville, NC 27360
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2023, Greg C. Gantt, President and Chief Executive Officer of Old Dominion Freight Line, Inc. (the “Company”) and a member of the Company’s Board of Directors (the “Board”), notified the Company of his intention to retire from his positions as President and Chief Executive Officer of the Company, effective June 30, 2023. In connection with Mr. Gantt’s retirement, the Board, upon the recommendation of the Board’s Governance and Nomination Committee, elected and appointed Kevin M. (“Marty”) Freeman, currently Executive Vice President and Chief Operating Officer of the Company, to serve as President and Chief Executive Officer of the Company, effective July 1, 2023. Mr. Gantt expects to remain a member of the Board following his retirement.

Mr. Freeman, age 63, has served as the Company’s Executive Vice President and Chief Operating Officer since May 2018. He previously served as the Company’s Senior Vice President – Sales from January 2011 to May 2018 and Vice President of Field Sales from May 1997 to December 2017. Mr. Freeman has 43 years of experience in the transportation industry, and has held various positions in sales and operations since joining the Company in February 1992. There are no arrangements or understandings between Mr. Freeman and any other person pursuant to which he was selected as an officer. Mr. Freeman does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Freeman has a material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

A copy of the press release issued by the Company, dated January 31, 2023, describing the leadership succession described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ Kimberly S. Maready
Kimberly S. Maready
Vice President – Accounting & Finance
(Principal Accounting Officer)

Date: January 31, 2023